SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                               FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): March 12, 1998


                         LIBERTY PROPERTY TRUST
                 LIBERTY PROPERTY LIMITED PARTNERSHIP
                 ------------------------------------
(Exact names of registrants as specified in their governing respective documents)


       MARYLAND                     1-13130             23-7768996
     PENNSYLVANIA                   1-13132             23-2766549
---------------------------      -------------     -------------------
State or other jurisdiction      (Commission       (I.R.S. Employer
 of incorporation)                File Number)     Identification No.)


65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                         19355
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


Registrants' telephone number, including area code:   (610) 648-1700

ITEM 5:  OTHER EVENTS
---------------------

Liberty Property Limited Partnership is a Pennsylvania limited partnership (the "Operating Partnership"). Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), owns an approximate 91.86% interest in the Operating Partnership (as of December 31, 1997) (the Trust and the Operating Partnership are collectively referred to as the "Company").

On January 6, 1998, the Company acquired title to two office properties, comprising 281,505 leaseable square feet, located in Troy, Michigan, (the "Liberty Center Properties"). The Company's Total Investment (as defined below) in these properties is anticipated to be approximately $43.4 million. The "Total Investment" for a property is defined as the property's purchase price plus closing costs and management's estimate, as determined at the time of acquisition, of the cost of necessary building improvements in the case of acquisitions, or land costs and land and building improvement costs in the case of development projects, and where appropriate, other development costs and carrying costs required to reach rent commencement.

On February 9, 1998, the Company acquired title to 11 industrial properties, comprising 623,718 leaseable square feet, located in Ft. Lauderdale and Pompano Beach, Florida, (the "Pompano/Cypress Parks Properties"). The Company's Total Investment in these properties is anticipated to be approximately $26.8 million.

On February 17, 1998, the Company acquired title to one office property, comprising 39,804 leaseable square feet, located in Virginia Beach, Virginia, ("Oceana Center One"). The Company's Total Investment in this property is anticipated to be approximately $4.6 million.

On February 27, 1998, the Company acquired title to two industrial properties comprising 140,340 leaseable square feet, located in Ashland, Virginia, ("Northridge I & II"). The Company's Total Investment of these properties is anticipated to be approximately $8.5 million.

On March 11, 1998, the Company acquired title to seven industrial and office properties comprising 509,736 leaseable square feet, located in Minnesota and Wisconsin, (the "Heitman Properties"). The Company's Total Investment in these properties is anticipated to be approximately $31.7 million.

On January 30, 1998, the Company entered into a contract to acquire title to one office property comprising 83,000 leaseable square feet, located in Plymouth Meeting, Pennsylvania, which the Company, as of this date, considers probable of closing, ("Hickory Pointe"). The Company's Total Investment in this property is anticipated to be approximately $10.4 million.

On February 6, 1998, the Company entered into a contract to acquire title to one office property comprising 144,046 leaseable square feet, located in Charleston, South Carolina, which the Company, as of this date, considers probable of closing ("NationsBank Place"). The Company's Total Investment in this property is anticipated to be approximately $34.1 million.

Collectively, the Liberty Center Properties, the Pompano/Cypress Parks Properties, Oceana Center One, Northridge I & II, the Heitman

Properties, Hickory Pointe, and NationsBank Place are known as the "Acquisition Properties".

Pursuant to Rule 3-14 of Regulation S-X, audited historical financial information concerning the Acquisition Properties is provided in Item 7 of this Current Report on Form 8-K. Additionally, certain pro forma information is provided in Item 7.

Factors considered by the Company in determining the price paid or to be paid, as the case may be, for the Acquisition Properties, included their historical and expected cash flow, the nature of tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the properties and anticipated changes therein under Company ownership, physical condition and locations of the properties, the anticipated effect to the Company's financial results (particularly funds from operations), the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration the capitalization rates at which it believed other comparable buildings were recently sold, but determined the price it was willing to pay primarily on factors discussed above relating to the properties themselves and their fit into the Company's operations. The Company, after investigation of the properties, is not aware of any material fact, other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.





-------------------------------
Statements contained in this report contain forward-looking statements with respect to estimates of Total Investment, pro forma financial information and their underlying assumptions. As such, these statements involve risks and uncertainties that could affect future results, and accordingly, such results may differ from those expressed herein. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and releasing activities and rates.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
                                                                   PAGE
                                                                   ----
(a) Financial Statements of Real Estate Operations Acquired or to be Acquired

          Statement of Operating Revenues and Certain
          Operating Expenses for the Acquisition Properties

             Report of Independent Auditors........................   5

             Statement of Operating Revenues and Certain
              Operating Expenses for the Acquisition
              Properties for the year ended December 31, 1997......   6

             Notes to the Statement of Operating Revenues and
              Certain Operating Expenses for the Acquisition
              Properties for the year ended December 31, 1997......   7

(b)   Pro Forma Financial Information (unaudited)
       Liberty Property Trust......................................  10

             Pro Forma Condensed Consolidated Balance Sheet as of
              December 31, 1997....................................  11
             Pro Forma Consolidated Statement of Operations for
              the year ended December 31, 1997.....................  12
             Notes to Pro Forma Consolidated Financial Statements
              as of and for the year ended December 31, 1997.......  13

      Liberty Property Limited Partnership.........................  14

             Pro Forma Condensed Consolidated Balance Sheet as of
              December 31, 1997....................................  15
             Pro Forma Consolidated Statement of Operations for
              the year ended December 31, 1997.....................  16
             Notes to Pro Forma Consolidated Financial Statements
              as of and for the year ended December 31, 1997.......  17

Signatures.........................................................  18

(c)   Exhibits

         23    Consent of Fegley & Associates......................  19

REPORT OF INDEPENDENT AUDITORS


To The Board of Trustees and Shareholders
Liberty Property Trust


We have audited the accompanying Statement of Operating Revenues and Certain Operating Expenses of the Acquisition Properties, as defined in
Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the management of the Acquisition Properties. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Operating Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership) and, as described in Note 1, is not intended to be a complete presentation of the Acquisition Properties' revenues and expenses.

In our opinion, the Statement of Operating Revenues and Certain
Operating Expenses referred to above presents fairly, in all material respects, the Operating Revenues and Certain Operating Expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                /s/ FEGLEY & ASSOCIATES
Plymouth Meeting, Pennsylvania                  FEGLEY & ASSOCIATES
February 27, 1998

       STATEMENT OF OPERATING REVENUES AND CERTAIN OPERATING EXPENSES FOR THE ACQUISITION PROPERTIES FOR THE YEAR ENDED DECEMBER 31, 1997
                              (IN THOUSANDS)


                                                             YEAR ENDED
                                                            DECEMBER 31,
                                                                1997
                                                            ------------

Operating revenues:

 Rental                                                       $ 14,066

 Operating expense reimbursement                                 6,473
                                                              --------

 Total operating revenues                                       20,539
                                                              --------

Certain operating expenses:

  Rental property expenses                                       4,051

  Real estate taxes                                              2,346
                                                              --------

  Total certain operating expenses                               6,397
                                                              --------

Operating revenues in excess of certain
   operating expenses                                         $ 14,142
                                                              ========

The accompanying notes are an integral part of this statement.

           NOTES TO THE STATEMENT OF OPERATING REVENUES AND
     CERTAIN OPERATING EXPENSES FOR THE ACQUISITION PROPERTIES
               FOR THE YEAR ENDED DECEMBER 31, 1997

1.  Summary of Significant Accounting Policies
----------------------------------------------

The Statement of Operating Revenues and Certain Operating Expenses (see "Basis of Presentation" below) includes the operations of the Acquisition Properties. Liberty Property Trust (the "Company") owns an approximate 91.86% partners' interest in the Operating Partnership (as of December 31, 1997) (the Trust and the Operating Partnership are collectively referred to as the "Company").

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------

The Liberty Center Properties
-----------------------------
50 West Big Bear Road       Troy, Michigan          Multi-story office
                                                     building
                                                     142,290 square feet

100 West Big Bear Road      Troy, Michigan          Multi-story office
                                                     building
                                                     139,215 square feet

The Pompano/Cypress Parks Properties
------------------------------------
6500 NW 12th Avenue         Ft. Lauderdale, FL      Multi-story indus-
                                                     trial building
                                                     66,000 square feet

6600 NW 12th Avenue         Ft. Lauderdale, FL      Multi-story indus-
                                                     trial building
                                                     66,025 square feet

1500 SW 5th Court           Pompano Beach, FL       Single story indus-
                                                     trial building
                                                     120,544 square feet

1651 SW 5th Court           Pompano Beach, FL       Single-story indus-
                                                     trial building
                                                     25,200 square feet

1601 SW 5th Court           Pompano Beach, FL       Single-story indus-
                                                     trial building
                                                     25,200 square feet

1501 SW 5th Court           Pompano Beach, FL       Single-story indus-
                                                     trial building
                                                     25,200 square feet

1400 SW 6th Court           Pompano Beach, FL       Single-story indus-
                                                     trial building
                                                     143,459 square feet

1405 SW 6th Court           Pompano Beach, FL       Single-story flex
                                                     building
                                                     48,620 square feet

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------
595 SW 13th Terrace         Pompano Beach, FL       Single-story indus-
                                                     trial building
                                                     44,627 square feet

601 SW 13th Terrace         Pompano Beach, FL       Single-story indus-
                                                     trial building
                                                     20,385 square feet

605 SW 16th Terrace         Pompano Beach, FL       Single-story indus-
                                                     trial building
                                                     38,458 square feet

Oceana Center One
-----------------
484 Viking Drive            Virginia Beach, VA      Multi-story office
                                                     building
                                                     39,804 square feet

Northridge I & II
-----------------
Northridge I                Ashland, VA             Single-story flex
                                                     building
                                                     71,230 square feet

Northridge II               Ashland, VA             Single-story flex
                                                     building
                                                     69,200 square feet

The Heitman Properties
----------------------
5400-5500 Feltl Road        Minnetonka, MN          Three, single-story
                                                     flex buildings
                                                     135,089 square feet

10300 Bren Road             Minnetonka, MN          Single-story flex
                                                     building
                                                     50,156 square feet

14630-14650 28th Ave.       Plymouth, MN            Single-story indus-
North                                                trial building
                                                     56,100 square feet

245 Executive Drive         Brookfield, WI          Multi-story office
                                                     building
                                                     60,003 square feet

8301 West Parkland Crt.     Milwaukee, WI           Single-story indus-
                                                     trial building
                                                     114,040 square feet

4701 West Schroeder Dr.     Brown Deer, WI          Single-story flex
                                                     building
                                                     40,370 square feet

4555 West Schroeder Dr.     Brown Deer, WI          Single-story flex
                                                     building
                                                     53,978 square feet

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------
Hickory Pointe
--------------
2250 Hickory Road           Plymouth Meeting, PA    Multi-story office
                                                     building
                                                     83,000 square feet

NationsBank Place
-----------------
200 Meeting Street          Charleston, SC          Multi-story office
                                                     building
                                                     144,046 square feet

USE OF ESTIMATES
----------------

Generally accepted accounting principles required management to make estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported revenues and expenses.

BASIS OF PRESENTATION
---------------------

The Statement of Operating Revenues and Certain Operating Expenses is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, depreciation, interest and income taxes are not presented. The Company is not aware of any factors relating to the Acquisition Properties that would cause the reported financial information not to be indicative of future operating results. General company overhead has not been allocated to the Acquisition Properties.

The Acquisition Properties consist of commercial industrial, flex and office space leased to tenants under leases with varying terms. Tenant renewal options are available.

REVENUE RECOGNITION
-------------------

Base rental income attributable to leases is recorded on a straight-line basis over the applicable lease term. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses which are included in the accompanying Statement of Operating Revenue and Certain Operating Expenses as operating expense reimbursements.

2.   MINIMUM FUTURE RENTALS
---------------------------

Future minimum rental payments due from tenants of the Acquisition Properties under non-cancellable operating leases as of December 31, 1997 are as follows (in thousands):

                1998                         $ 13,321
                1999                           11,802
                2000                            9,787
                2001                            7,703
                2002                            3,870
                Thereafter                      8,366
                                             --------
                Total                        $ 54,849
                                             ========

                        LIBERTY PROPERTY TRUST

              PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of December 31, 1997 reflects the incremental effect of the Acquisition Properties described in Item 5 as if the acquisitions had occurred on December 31, 1997. The accompanying unaudited, pro forma consolidated statement of operations for the year ended December 31, 1997 reflect the incremental effect of the Acquisition Properties, as if such acquisitions had occurred on January 1, 1997. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquisition Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Acquisition Properties had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                         LIBERTY PROPERTY TRUST

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF DECEMBER 31, 1997
                        (UNAUDITED, IN THOUSANDS)

                                                                     LIBERTY
                                                    THE              PROPERTY
                                   HISTORICAL    ACQUISITION          TRUST
                                      <F1>       PROPERTIES        CONSOLIDATED
                                   ----------   -------------      ------------
ASSETS:
Investment in real estate, net     $1,947,026   $ 159,521   <F2>   $2,106,547
Cash and cash equivalents              55,079           -              55,079
Deferred financing and
 leasing costs, net                    32,536           -              32,536
Other assets                           59,696           -              59,696
                                   ----------   -----------        -----------

   Total assets                    $2,094,337   $ 159,521          $2,253,858
                                   ==========   ===========        ===========

LIABILITIES:
Mortgage loans                     $  363,591   $       -          $  363,591
Unsecured notes                       350,000           -             350,000
Credit facility                       135,000     159,521   <F3>      294,521
Convertible debentures                111,543           -             111,543
Other liabilities                      93,930           -              93,930
                                   ----------   -----------        -----------

   Total liabilities                1,054,064     159,521           1,213,585
                                   ----------   -----------        -----------

MINORITY INTEREST                      84,678           -              84,678

SHAREHOLDERS' EQUITY:
Series A preferred shares             120,814           -             120,814
Common shares                              53           -                  53
Additional paid-in capital            846,949           -             846,949
Unearned compensation                    (985)          -                (985)
Dividends in excess of net income     (11,236)          -             (11,236)
                                   ----------   -----------        -----------

     Total shareholders' equity       955,595           -             955,595
                                   ----------   -----------        -----------

     Total liabilities and
      shareholders' equity         $2,094,337   $ 159,521          $2,253,858
                                   ==========   ===========        ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                          LIBERTY PROPERTY TRUST

                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
            (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNT)

                                            THE                             LIBERTY
                                        ACQUISITION        PRO              PROPERTY
                           HISTORICAL    PROPERTIES       FORMA              TRUST
                              <F1>         <F4>        ADJUSTMENTS        CONSOLIDATED
                           ----------   -------------  ------------       ------------
REVENUE
Rental                     $  169,859   $ 14,066                           $183,925
Operating expense reim-
 bursement                     55,502      6,473                             61,975
Management fees                   673          -                                673
Interest and other              6,483          -                              6,483
                           ----------   ---------                        -----------
Total revenue                 232,517     20,539                            253,056
                           ----------   ---------                        -----------

OPERATING EXPENSES
Rental property expenses       43,118      4,051                             47,169
Real estate taxes              17,961      2,346                             20,307
General and administrative     10,650          -                             10,650
Depreciation and amorti-
 zation                        40,752          -        $ 3,988 <F5>         44,740
                           ----------   ---------      ---------         -----------

Total operating expenses      112,481      6,397          3,988             122,866
                           ----------   ---------      ---------         -----------

Operating income              120,036     14,142         (3,988)            130,190

Premium on debenture
  conversion                       98          -             -                   98

Interest expense               53,888          -         11,310 <F6>         65,198
                           ----------   ---------      ---------         -----------
Income (loss) before
 minority interest             66,050     14,142        (15,298)             64,894

Minority interest               5,606      1,283         (1,388)<F7>          5,501
                           ----------   ---------      ---------         -----------

Net income (loss)              60,444     12,859        (13,910)             59,393  <F8>

Preferred dividend              4,247          -             -                4,247
                           ----------   ---------      ---------         -----------
Income available to
  common shareholders      $   56,197   $ 12,859       $(13,910)         $   55,146
                           ==========   =========      ==========        ===========
Income per common
 share - basic             $     1.39                                    $     1.36
                           ==========                                    ===========
Income per common
 share - diluted           $     1.38                                    $     1.35
                           ==========                                    ==========

Weighted average number
 of common shares out-
 standing - basic              40,493                                        40,493
                           ==========                                    ===========
Weighted average number
 of common shares out-
 standing - diluted            40,806                                        40,806
                           ==========                                    ===========

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                            LIBERTY PROPERTY TRUST

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1997
                        (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
December 31, 1997 and for the year ended December 31, 1997.

<F2>  Reflects the Total Investment in the Acquisition Properties.

<F3>  Reflects the use of $159,521 from the credit facility to finance the Total Investment in the Acquisition Properties.

<F4>  Reflects incremental addition of revenues and certain expenses of the Acquisition Properties in order to reflect a full year of operations for these acquisitions.

<F5>  Reflects incremental depreciation of the Acquisition Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $159,521 on the credit facility to fund the purchase of the Acquisition Properties.

<F7>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 9.07%.

<F8>  The Company's pro forma taxable income for the year ended December
31, 1997 is approximately $46,124 which has been calculated as pro forma income from operations of approximately $59,393 plus GAAP depreciation and amortization of $44,740 less tax basis depreciation and amortization and other tax differences of approximately $58,009.

                 LIBERTY PROPERTY LIMITED PARTNERSHIP

              PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of December 31, 1997 reflects the incremental effect of the Acquisition Properties described in Item 5 as if the acquisitions had occurred on December 31, 1997. The accompanying unaudited, pro forma consolidated statement of operations for the year ended December 31, 1997 reflects the incremental effect of the Acquisition Properties, as if such acquisitions had occurred on January 1, 1997. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquisition Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Acquisition Properties had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

               LIBERTY PROPERTY LIMITED PARTNERSHIP

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF DECEMBER 31, 1997
                       (UNAUDITED, IN THOUSANDS)

                                                                    LIBERTY
                                                                    PROPERTY
                                                     THE             LIMITED
                                   HISTORICAL    ACQUISITION      PARTNERSHIP
                                      <F1>        PROPERTIES      CONSOLIDATED
                                   ----------   -------------     ------------
ASSETS:
Investment in real estate, net     $1,947,026   $ 159,521   <F2>   $2,106,547
Cash and cash equivalents              55,079           -              55,079
Deferred financing and
 leasing costs, net                    32,536           -              32,536
Other assets                           59,696           -              59,696
                                   ----------   -----------       -----------

   Total assets                    $2,094,337   $ 159,521          $2,253,858
                                   ==========   ===========       ===========

LIABILITIES:
Mortgage loans                     $  363,591   $       -          $  363,591
Unsecured notes                       350,000           -             350,000
Credit facility                       135,000     159,521   <F3>      294,521
Convertible debentures                111,543           -             111,543
Other liabilities                      93,930           -              93,930
                                   ----------   -----------       -----------

   Total liabilities                1,054,064     159,521           1,213,585
                                   ----------   -----------       -----------

OWNERS' EQUITY:
General partner's equity              955,595           -             955,595
Limited partners' equity               84,678           -              84,678
                                   ----------   -----------       -----------

     Total owners' equity           1,040,273           -           1,040,273
                                   ----------   -----------       -----------

     Total liabilities and
      owners' equity               $2,094,337   $  159,521         $2,253,858
                                   ==========   ===========       ===========

                          LIBERTY PROPERTY LIMITED PARTNERSHIP

                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1997
                              (UNAUDITED AND IN THOUSANDS)

                                                                          LIBERTY
                                           THE                            PROPERTY
                                       ACQUISITION        PRO              LIMITED
                           HISTORICAL   PROPERTIES       FORMA           PARTNERSHIP
                              <F1>         <F4>       ADJUSTMENTS        CONSOLIDATED
                           ----------  ------------   ------------       ------------
REVENUE
Rental                     $  169,859   $ 14,066                          $  183,925
Operating expense reim-
 bursement                     55,502      6,473                              61,975
Management fees                   673          -                                 673
Interest and other              6,483          -                               6,483
                           ----------   ---------                        ------------
Total revenue                 232,517     20,539                             253,056
                           ----------   ---------                        ------------

OPERATING EXPENSES
Rental property expenses       43,118      4,051                              47,169
Real estate taxes              17,961      2,346                              20,307
General and administrative     10,650          -                              10,650
Depreciation and amorti-
 zation                        40,752          -      $   3,988   <F5>        44,740
                           ----------   ---------     ----------         ------------

Total operating expenses      112,481      6,397          3,988              122,866
                           ----------   ---------     ----------         ------------

Operating income              120,036     14,142         (3,988)             130,190

Premium on debenture
  conversion                       98          -              -                   98

Interest expense               53,888          -         11,310   <F6>        65,198
                           ----------   ---------     ----------         ------------

Net income (loss)          $   66,050   $ 14,142      $ (15,298)         $    64,894
                           ==========   =========     ==========         ============

Net income (loss)
 allocated to general
 partner                   $   60,444   $ 12,859      $ (13,910)         $    59,393

Net income (loss)
 allocated to limited
 partners                       5,606      1,283         (1,388)  <F7>         5,501
                           ==========   =========     ==========         ============

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1997
                       (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
December 31, 1997 and for the year ended December 31, 1997.

<F2>  Reflects the Total Investment in the Acquisition Properties.

<F3>  Reflects the use of $159,521 from the credit facility to finance the Total Investment in the Acquisition Properties.

<F4>  Reflects the incremental addition of revenues and certain expenses of the Acquisition Properties in order to reflect a full year of operations for these acquisitions.

<F5>  Reflects incremental depreciation of the Acquisition Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $159,521 on the credit facility to fund the purchase of the Acquisition Properties.

<F7>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 9.07%.

                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIBERTY PROPERTY TRUST



Dated:  March 12, 1998          BY:  /s/ WILLARD G. ROUSE III
                                ----------------------------------------
                                NAME:   Willard G. Rouse III
                                TITLE:  Chief Executive Officer


                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                BY:  LIBERTY PROPERTY TRUST,
                                     SOLE GENERAL PARTNER


Dated:  March 12, 1998          BY: /s/ WILLARD G. ROUSE III
                                ----------------------------------------
                                NAME:   Willard G. Rouse III
                                TITLE:  Chief Executive Officer

                                                             EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference in the Registration Statement (Form S-3 No. 333-43267) and related Prospectus of Liberty Property Trust and Liberty Property Limited Partnership, to the incorporation by reference in the Registration Statement (Form S-3 No. 33-94782) and related Prospectus of Liberty Property Trust and Liberty Property Limited Partnership, to the incorporation by reference in the Registration Statement (Form S-3 No. 333-14139) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-3 No. 333-22211) and related Prospectus of Liberty Property Trust and Liberty Property Limited Partnership, to the incorporation by reference in the Registration Statement (Form S-8 No. 33-94036) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-8 No. 333-44149) and related Prospectus of Liberty Property Trust of our report dated February 27, 1998, with respect to the Statement of Operating Revenues and Certain Operating Expenses for the Acquisition Properties, included in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership dated March 12, 1998, filed with the Securities and Exchange Commission.



                                                 /s/ FEGLEY & ASSOCIATES
                                                 Fegley & Associates
                                                 Plymouth Meeting, PA
                                                 March 12, 1998